UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Christopher & Banks Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHRISTOPHER & BANKS CORPORATION

2400 Xenium Lane North

Plymouth, Minnesota 55441

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 27, 2005

The Annual Meeting of Shareholders of Christopher & Banks Corporation (the “Company”) will be held on Wednesday, July 27, 2005 at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota.  The meeting will convene at 3:00 p.m., Central Time, for the following purposes:

1.             To elect three Class 2 directors to serve a three-year term;

2.             To consider and vote upon a proposal to approve the Company’s 2005 Stock Incentive Plan;

3.             To ratify and approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending February 25, 2006; and

4.             To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on May 23, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournments or postponements thereof.

For the Board of Directors,

/s/ William J. Prange
William J. Prange
Chairman and Chief Executive Officer

June 15, 2005

All shareholders are cordially invited to attend the Annual Meeting in person.  Whether or not you expect to attend the Annual Meeting, please sign, date and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting.  A postage-paid envelope is enclosed for this purpose.  The proxy is solicited by management and may be revoked or withdrawn by you at any time before it is exercised.

CHRISTOPHER & BANKS CORPORATION

2400 Xenium Lane North

Plymouth, Minnesota 55441

PROXY STATEMENT

Annual Meeting of Shareholders – July 27, 2005

INFORMATION CONCERNING SOLICITATION

AND VOTING

This Proxy Statement is furnished by the Board of Directors of Christopher & Banks Corporation (the “Company”) in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) of the Company to be held on Wednesday, July 27, 2005, at 3:00 p.m. Central Time, at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement and the Notice of Meeting and Proxy are being mailed to shareholders on or about June 15, 2005.

The close of business on May 23, 2005 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting.  At that date, the Company’s outstanding voting securities consisted of 35,827,576 shares of common stock, par value $.01 per share (the “Common Stock”).  On all matters which will come before the Meeting, each shareholder or his proxy will be entitled to one vote for each share of Common Stock of which such shareholder was the holder of record on the record date.  The aggregate number of votes cast by all shareholders present in person or by proxy at the Meeting will be used to determine whether a motion is carried.  Thus, an abstention from voting on a matter by a shareholder, while included for purposes of calculating a quorum for the Meeting, has no effect on the item on which the shareholder abstained from voting.  In addition, although broker “non-votes” will be counted for purposes of attaining a quorum, they will have no effect on the vote.  Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others.  This would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which include the election of directors and ratification of auditors, but not on non-routine matters such as the approval of the Company’s 2005 Stock Incentive Plan.

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.

The costs of this solicitation will be borne by the Company.  The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s Common Stock.  The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.

PROPOSAL ONE

ELECTION OF CLASS 2 DIRECTORS

General

The Company’s Certificate of Incorporation provides that the Board of Directors be divided into three classes of directors of as nearly equal size as possible.  The Company’s Bylaws further provide that the total number of directors will be determined exclusively by the Board of Directors. Directors are elected for a term of three years and the terms are staggered.  Joseph E. Pennington, Larry C. Barenbaum and Donald D. Beeler are the directors in the class whose term expires at the Meeting.  The Board of Directors have nominated and recommended that Messrs. Pennington, Barenbaum and Beeler be reelected as Class 2 directors, to hold office until the 2008 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.  The Board has no reason to believe that any of the nominees of the Board will be unavailable or unable to serve as a director if elected.

There is no family relationship among the nominees or between any nominee and any of the Company’s other directors.

Voting Information

Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Messrs. Pennington, Barenbaum and Beeler.  The affirmative vote of the majority of shares of Common Stock present and entitled to vote at the Meeting is necessary to elect each nominee.  A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees.  IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ELECTION OF DIRECTORS, IT IS INTENDED THAT THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF ALL OF THE NOMINEES.  All of the nominees have agreed to serve the Company as a director if elected.  However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend.  The Company’s Certificate of Incorporation prohibits cumulative voting and requires that each director be elected by a majority of the voting power of the shares represented and voted at the Meeting.

The Board of Directors recommends a vote FOR the election of each of the nominees for Class 2 Director.

The table below gives certain information concerning the nominees and other directors:

Name	Age	Nominee or Continuing Director in Term	Director Since

Joseph E. Pennington	59	Director; nominee with term expiring in 2008	1999

Larry C. Barenbaum	58	Director; nominee with term expiring in 2008	1992

Donald D. Beeler	69	Director; nominee with term expiring in 2008	1992

William J. Prange	51	Director with term expiring in 2006	1998

James J. Fuld, Jr.	57	Director with term expiring in 2006	1986

Anne L. Jones	59	Director with term expiring in 2007	2000

Robert Ezrilov	60	Director with term expiring in 2007	2001

Nominees and Directors

Class 2 Nominees

Joseph E. Pennington has served as director, President and Chief Operating Officer of the Company since September 1999.  From March 1998 through August 1999, Mr. Pennington was Executive Vice President and Chief Operating Officer.  Mr. Pennington was a Vice President of the Company from February 1997 through February 1998.  From April 1996 through January 1997, Mr. Pennington was self-employed, providing consulting services to retail companies including the Company.   Mr. Pennington was President and Chief Executive Officer of American Specialty Corp., d/b/a the id, from June 1994 through March 1996.  From January 1990 through May 1994, he was a Vice President of the id.  From 1976 through 1989, Mr. Pennington held various positions with Foxmoor Stores, including Vice President from 1984 through 1989.

Larry C. Barenbaum has served as a director of the Company since March 1992.  Since November 1991, Mr. Barenbaum has engaged in investment activities and has provided consulting services to various companies in the specialty retail and services industries.  From 1986 to November 1991, Mr. Barenbaum was Chairman and Chief Executive Officer of Lawrence Jewelry Company, a fashion, wholesale jewelry distribution company he founded in 1970.  Mr. Barenbaum serves on the Board of Directors of Drake Bank Holding Company.

Donald D. Beeler has served as a director of the Company since March 1992.  From 1986 to October 1999, Mr. Beeler was Chairman and Chief Executive Officer of Snyder’s Drug Stores, Inc. (“Snyder’s”), a Minneapolis-based retailer which operated a chain of 56 stores.  In addition, Snyder’s operated a wholesale program, by contract, which supplied over 800 independent retailers in the United States.  In October 1999, Snyder’s was sold to Katz Enterprises, Inc. and Mr. Beeler retired.

Class 1 Directors

Anne L. Jones has served as a director of the Company since January 2000.  From 1979 to the present, Ms. Jones has served as Chief Executive Officer of Jones Consulting Group, Inc., an organizational development consulting firm.  In 2000, Ms Jones partnered to form BancPlan LLC and developed an internet-based strategic assessment tool assisting community banks in the strategic planning process.  Prior thereto, Ms Jones served in various sales and product development capacities with IBM from 1968 to 1979. Ms. Jones serves on the Board of Directors of Ebenezer Society, Minneapolis, Minnesota and the Jones Family Foundation, Red Wing, Minnesota.

Robert Ezrilov has served as a director of the Company since August 2001.  From May 2002 to the present, Mr. Ezrilov has served in various capacities, most recently as Chief Executive Officer, of Cogel Management Co., an investment management company.  From April 2001 to May 2002, Mr. Ezrilov served as an independent consultant.  From July 1997 to April 2001, Mr. Ezrilov served as President of Metacom, Inc., a company that sold prerecorded music on interactive displays.  Mr. Ezrilov was self-employed as a business consultant from April 1995 to July 1997.  Prior to April 1995, he was a partner with Arthur Andersen LLP, which he joined in 1966.  Mr. Ezrilov also serves on the Board of Directors of C. H. Robinson Worldwide, Inc., a transportation service provider and Zomax, Inc., an international outsource provider of process management services.

Class 3 Directors

William J. Prange has served the Company as Chairman and Chief Executive Officer since September 1999.  From March 1998 through August 1999, he was President and Chief Executive Officer.  He has served as a director of the Company since September 1998. From July 1997 through February 1998, Mr. Prange was President and Chief Merchandising Officer and from April 1995 through June 1997, he was Senior Vice President and General Merchandising Manager of the Company. From April 1994 through March 1995, Mr. Prange served as Vice President and General Merchandising Manager of the Company.  From 1989 to 1994, he was President and General Merchandise Manager of the id, a division of H.C. Prange Company.  From 1987 to 1989, he was Vice President and General Merchandise Manager of the id.  From 1985 to 1987, Mr. Prange was Vice President and General Merchandise Manager of Prange Department Stores.  Mr. Prange’s brother, John Prange, serves the Company as Vice President Human Resources.

James J. Fuld, Jr. has served as a director of the Company since 1986.  From November 1986 to December 1990, he served as Secretary of the Company.  Since December 1979, Mr. Fuld has been the Chairman, President and sole shareholder of James J. Fuld, Jr. Corp., a private financial and management consulting firm which focuses on retail and consumer product companies.  Mr. Fuld served for approximately one year as the non-employee Chairman of the Board of J. Silver Clothing, Inc., a retailer, which filed under the United States Bankruptcy Code on February 25, 2005.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Principles; Code of Ethics

The Board of Directors is elected by the shareholders to oversee our business and affairs. Members of the Board monitor and evaluate our business performance through regular communication with our Chief Executive Officer and other members of management, and by attending Board and Board committee meetings. In addition, the Board advises management regarding a broad range of subjects including the Company’s strategies and operating plans.

The Board believes in the value of effective corporate governance and adherence to high ethical standards. As such, the Board has adopted Corporate Governance Guidelines and the Christopher & Banks Code of Business Conduct and Ethics, both of which may be viewed on our web site at www.christopherandbanks.com — under “Our Business” select the “Investor Relations” link and then the “Corporate Governance” link.

Director Independence

Our Corporate Governance Guidelines provide that a majority of the directors of the Corporation shall meet the criteria for independence in accordance with the requirements of the New York Stock Exchange (“NYSE”) corporate governance rules. To be considered independent under the NYSE rules, the Board must affirmatively determine that a director or director nominee does not have a material relationship with the Company (directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company).

The Board reviewed director independence.  As a result of this review, the Board determined that five of the seven current directors (including two of the three directors being nominated for re-election at the annual meeting) are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines. The independent directors are Mr. Barenbaum, Mr. Beeler, Mr. Ezrilov, Mr. Fuld and Ms. Jones.  Mr. Prange and Mr. Pennington are considered inside directors because of their continued employment as senior executives of the Company.

Executive Sessions

During fiscal 2005, the non-management directors met in executive sessions without management on four occasions.  Larry C. Barenbaum presided over these executive sessions as the lead director.

Stock Ownership Guidelines

The Board has established stock ownership guidelines for non-employee directors.  Within three years of joining the Company’s Board of Directors, each director is expected to achieve and maintain stock ownership equal to 10,000 shares.  Current directors are required to meet this threshold by December 31, 2006.  The Board is in the process of establishing stock ownership guidelines for the Company’s executive officers.

Term/Age Limits

The Board does not believe it is advisable to establish arbitrary term limits on directors’ service.  The Board has a mandatory retirement age under which the director must complete their term before age 73.  As part of its responsibilities, the Nominating and Corporate Governance Committee shall evaluate each incumbent director’s qualifications, performance and ability to continue to contribute productively before recommending the nomination of that director for an additional term.

Limitation on Board Service

No member of the Board shall simultaneously serve on the boards of directors of more than three public companies other than the Company.  A director shall notify the Chairman of the Board prior to becoming a director of another public company in order to avoid potential conflicts of interest and to address whether the aggregate number of directorships held by such director would interfere with his or her ability to carry out his or her responsibilities as a director of the Company.  In the event that the Board determines that the additional directorship constitutes a conflict of interest or interferes with such director’s ability to carry out his or her responsibilities as a director of the Company, such director, upon the request of the Board, shall either offer his or her resignation or not accept the other directorship.

Meeting Attendance

Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders.  Six of our directors attended the 2004 annual meeting.   During the fiscal year ended February 26, 2005, the Board of Directors held seven meetings.  Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he or she served.

Committees of the Board of Directors

The Board of Directors has three standing committees:  the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  Each of these committees has a written charter which may be viewed on our Web site at www.christopherandbanks.com — under “Our Business” select the “Investor Relations” link and then the “Corporate Governance” link.  The charters include information regarding the committees’ composition, purpose and responsibilities.

The Board has determined that all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee qualify as independent directors as defined under the NYSE corporate governance rules.

The following table summarizes the membership of the Board and each of its Committees as well as the number of times each met during the year ended February 26, 2005.

Director	Board	Audit	Compensation	Corporate Governance and Nominating

Mr. Prange	Chair	—	—	—
Mr. Pennington	Member	—	—	—
Mr. Fuld	Member	—	Member	Chair
Mr. Beeler	Member	Member	—	Member
Mr. Barenbaum	Member	Member	Member	Member
Ms. Jones	Member	—	Chair	Member
Mr. Ezrilov	Member	Chair	—	Member

Number of Meetings in Fiscal 2005

Regular	4	7	8	4
Special	3	0	0	0

Audit Committee

The Audit Committee oversees the accounting and financial reporting process, the internal control function and the audit of the financial statements of the Company.  The Audit Committee is directly responsible for the selection of the independent accountants and reviews the scope and results of the annual audit and any accompanying reports of the independent auditors.  The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors.  Mr. Ezrilov is the chairman of the Audit Committee.  All members are “financially literate” for purposes of the NYSE listing standards.  Additionally, Mr. Ezrilov qualifies as a “financial expert” as defined in the recently issued SEC rules.  Members serving on the Audit Committee do not currently serve on the audit committee of more than three other public companies.

Compensation Committee

The Compensation Committee evaluates the performance of the Chief Executive Officer, determines the compensation for executive officers of the Company and establishes the Company’s compensation policies and practices.  The Compensation Committee also approves stock option grants to employees of the Company, including officers who are not directors of the Company, pursuant to the Company’s Stock Option Plan. Ms. Jones is the Chairman of the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and presents qualified persons for election and re-election to the Board of Directors, establishes and monitors compliance with the Company’s Corporate Governance Guidelines, and oversees an annual review of the

Board’s performance by its members. Mr. Fuld is the chairman of the Committee.  The Committee will consider qualified director nominees recommended by shareholders. The process for receiving and evaluating Board member nominations from shareholders is described below under the caption “Nominations”.

Compensation Committee Interlocks and Insider Participation

The current members of the Company’s Compensation Committee are Anne E. Jones, James J. Fuld, Jr., and Larry C. Barenbaum.  Neither Ms. Jones nor Mr. Barenbaum has at any time been an officer or employee of the Company.  Mr. Fuld served as Secretary of the Company from November 1986 to December 1990.

Director Nominations

The Nominating and Corporate Governance Committee is the standing committee responsible for identifying and recommending nominees for election to the Board of Directors.  All director nominees approved by the Board are required to stand for election by our shareholders at the next annual meeting.

The Nominating and Corporate Governance Committee has engaged the services of a third party search firm to assist in the identification or evaluation of Board member candidates.

The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered.  A candidate must exhibit strong personal integrity, character, ethics, and judgment.  When evaluating prospective candidates, the Committee will consider, in accordance with its charter, such factors as:

•      The candidate’s business skills and experience

•      The candidate’s satisfaction of independence and qualification requirements of the NYSE

•      Principles of diversity

•      The mix of directors and their individual skills and experiences

•      Core competencies that should be represented on the Board

When current Board members are considered for nomination for re-election, the Nominating and Corporate Governance Committee assesses the contributions of those directors, their performance and their attendance at Board and respective Committee meetings.

The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are submitted by shareholders.  Any shareholder wishing to propose a nominee should submit a recommendation in writing to the Company’s Secretary, indicating the nominee’s qualifications and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a director.  Such proposals for nominees will be given due consideration by the Corporate Governance and Nominating Committee for recommendations to the Board based on the nominee’s qualifications.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any shareholder in connection with the 2005 annual meeting.  Any shareholders wishing to present a nomination for consideration by the Nominating and Corporate Governance Committee prior to the 2006 annual meeting must do so prior to April 1, 2006 in order to provide adequate time to duly consider the nominee.

Shareholder Communications with the Board of Directors

The Board of Directors has implemented a process by which our shareholders may send written communications to the Board’s attention.  Any shareholder desiring to communicate with our Board, our lead director or one or more of our other non-management directors, may send a letter addressed to:

Christopher & Banks Board of Directors

c/o Christopher & Banks Corporation

2400 Xenium Lane North

Plymouth, Minnesota 55441.

The Board of Directors has instructed the Company to promptly forward all communications so received to the full Board or the individual board members specifically addressed in the communication.  Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee.

PROPOSAL TWO

PROPOSAL TO APPROVE ADOPTION OF THE

CHRISTOPHER & BANKS CORPORATION

2005 STOCK INCENTIVE PLAN

Subject to stockholder approval and upon recommendation of the Compensation Committee, the Board has adopted the Christopher & Banks Corporation 2005 Stock Incentive Plan (the “Plan”).

The Compensation Committee believes that equity incentive grants are vital to the interests of the Company and its stockholders as they play an important role in the ability of the Company to attract and retain key management. The following summary of the material terms of the Plan, a copy of which is attached hereto as Appendix A, does not purport to be complete and is qualified in its entirety by the terms of the Plan.

Purpose of Plan.  The purpose of the Plan is to aid the Company in attracting, retaining, motivating and rewarding certain employees of the Company or its subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of stockholders.

Administration of the Plan.  The Plan is administered by the Compensation Committee. The Compensation Committee is composed in accordance with, and governed by, the Compensation Committee’s Charter as approved from time to time by the Board and subject to Section 303A.05 of the NYSE Listed Company Manual, and other corporate governance documents of the Company. The Compensation Committee has the power in its discretion to grant awards under the Plan, to determine the terms thereof, to interpret the provisions of the Plan, and to take action as it deems necessary or advisable for the administration of the Plan.

Number of Authorized Shares.  The Plan provides for awards during the term of the Plan of 800,000 shares pursuant to stock options, stock appreciation rights and restricted stock awards.  If awards under the Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the Plan.

Eligibility and Participation.  Participation in the Plan is limited to the Company’s employees (including officers) and third party consultants.  No option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of our total combined voting power, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. Likewise, no restricted stock award may be granted under the Incentive Plan to any such 10% shareholder unless the exercise price is at least 100% of the fair market value of the stock subject to the award. In addition, the aggregate fair market value, determined at the time of grant, of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all of our other equity plans) may not exceed $100,000.  No person may be granted options and stock appreciation rights under the Incentive Plan exercisable for more than 98,700 shares of our common stock in any 12 month period.

Type of Awards Under the Plan.  The Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) incentive stock options (“ISOs”); (ii) nonstatutory stock options (“NSOs”); (iii) Common Stock-settled stock appreciation rights (“SARs”) and (iv) restricted stock (“Restricted Stock”).

Grant of Options and SARs.  The Compensation Committee may award ISOs, NSOs (collectively, “Options”), and SARs to eligible participants. The Compensation Committee is also authorized to grant SARs in tandem with or as a component of other Awards (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”).

Exercise Price of Options and SARs.  The exercise price per share of an Option will in no event be less than 100% of the fair market value per share of the Company’s Common Stock underlying the award on the date of grant. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that (i) the exercise price of a tandem

SAR will not be less than the exercise price of the related Option, and (ii) the exercise price of a freestanding SAR will be fixed as of the date of grant, and will not be less than the fair market value of a share of Common Stock on the date of grant. Without the approval of stockholders, the Company will not amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing,” within the meaning of Section 303A.08 of the NYSE Listed Company Manual.

Vesting of Options and SARs.  The basis for determining both the vesting and exercisability of an Option will be (i) the passage of a specific period of time or the occurrence or non-occurrence of certain specific non-performance related events (e.g., death, disability, termination of employment and a change of control) or (ii) attainment of specified performance based goals established by the Compensation Committee in its discretion. The Compensation Committee has the discretion to determine when and under what circumstances a SAR can be exercised.

Special Limitations on ISOs.  In the case of a grant of an Option intended to qualify as an ISO, no such Option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a “10% Shareholder”) unless the exercise price per share of the Company’s Common Stock subject to such ISO is at least 110% of the fair market value per share of the Company’s Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, Options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either (i) the aggregate fair market value of shares of Common Stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000 or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

Exercise of Options and SARs.  The Compensation Committee has the discretion to determine the method or methods by which an Option or SAR may be exercised. Upon the exercise of a SAR, a participant is entitled to receive shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Common Stock as of the date of exercise over (ii) the exercise price of the shares of Common Stock covered by the SAR, multiplied by (B) the number of shares of Common Stock covered by the SAR, or the portion thereof being exercised. Any fractional shares resulting from the exercise of a SAR will be paid in cash.

Expiration of Options and SARs.  Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no Option or SAR may be exercised more than ten years from the date of grant, except in the case of an ISO held by a 10% Shareholder, in which case such ISO may not be exercised more than five years from the date of grant.

Restricted Stock.  The Compensation Committee has the discretion to grant Restricted Stock to participants.  The grant, issuance, retention, vesting and/or settlement of Restricted Stock will occur at such times and in such installments as determined by the Compensation Committee or under criteria established by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Restricted Stock subject to continued employment, passage of time and/or such performance conditions as deemed appropriate by the Compensation Committee.

Holders of Restricted Stock have all the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the Plan or any award document relating to the Restricted Stock and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee.  No person may be granted more than 49,300 shares of Restricted Stock under the Incentive Plan in any 12 month period.

Section 162(m) Awards.  Awards of options and stock appreciation rights granted under the Plan will automatically qualify for the “performance-based compensation” exception under Section 162(m) of the Code pursuant to their expected terms. In addition, awards of Restricted Stock may qualify under Section 162(m) if they are granted in accordance with performance conditions established by the Compensation Committee. Under Section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable).

Effect of Change in Control.  Awards under the Plan are generally subject to special provisions upon the occurrence of a “change in control” (as defined in the Plan) transaction with respect to the Company. Under the Plan, if within twelve months of a change in control there occurs a “triggering event” (as defined in the Plan) with respect to the employment of the participant, any outstanding stock options, SARs or other equity awards under the Plan will generally become fully vested and exercisable, and, in certain cases, paid to the participant. A triggering event is defined generally to include a termination of employment by the Company other than for cause, a termination of employment by the participant following a reduction in position, pay or other constructive termination event, or a failure by the successor company to assume or continue the outstanding awards under the Plan. Payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Limited Transferability of Awards.  No award or other right or interest of a participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such participant otherwise than by will or the laws of descent and descent and distribution or to a beneficiary upon the death of a participant, and such awards or rights that may be exercisable shall be exercised during the lifetime of the participant only by the participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be exercised by such transferees in accordance with the terms of such award, but only if and to the extent such transfers are permitted by the Compensation Committee, subject to any terms and conditions which the Compensation Committee may impose thereon.

Adjustments for Corporate Changes.  In the event of recapitalizations, reclassifications or other specified events affecting the Company or shares of the Company’s Common Stock, appropriate and equitable adjustments may be made to the number and kind of shares of Common Stock available for grant, as well as to other maximum limitations under the Plan, and the number and kind of shares of Common Stock or other rights and prices under outstanding awards.

Term, Amendment and Termination.  The Plan will have a term of ten years expiring on April 7, 2015, unless terminated earlier by the Board of Directors. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or another exchange or securities market or for any other purpose. No amendment or modification of the Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.

New Plan Benefits.  All grants of awards under the Plan will be discretionary. Therefore, the benefits and amounts that will be received under the Plan are not determinable.

U.S. Tax Treatment of Awards

Federal Income Tax Consequences.  The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards granted under the Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

Incentive Stock Options

An ISO results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A NSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a non-qualified option is exercised by tendering previously owned shares of the Company’s common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of an SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement. The federal income tax treatment of SARs may be effected beginning in 2005 by recently enacted changes in the Internal Revenue Code.

Section 162(m)

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation.

Board Recommendation and Shareholder Vote Required

The Board of Directors recommends a vote FOR approval of the 2005 Stock Incentive Plan.  Approval of the 2005 Stock Incentive Plan requires the affirmative vote by a majority of the shares of Common Stock represented and voted at the Meeting.  Shares held by persons who abstain from voting on the proposal and broker “non-votes” will not be counted for any purpose in determining whether this matter has been approved.

PROPOSAL THREE

RATIFICATION AND APPROVAL OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Based on the recommendation of the Company’s Audit Committee, the Board of Directors selected the accounting firm of PricewaterhouseCoopers LLP to serve as its independent registered public accounting firm for the fiscal year ending February 25, 2006.  PricewaterhouseCoopers LLP has audited the Company’s financial statements since 1991.  A proposal to ratify the appointment for the current year will be presented at the Meeting.  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table sets forth the aggregate fees billed to the Company for fiscal 2005 and fiscal 2004 by PricewaterhouseCoopers LLP:

	Fiscal 2005	Fiscal 2004
Audit Fees	$579,591	$128,141
Audit-Related Fees	13,559	28,504
Tax Fees	—	—
All Other Fees	—	13,225

Total	$593,150	$169,870

Audit Fees consist of professional services rendered in connection with the audit of the Company’s annual financial statements and reviews of interim financial statements included in quarterly reports.  The 2005 fees include amounts associated with the Sarbanes-Oxley Section 404 attestation.

Audit-Related Fees consist of professional services rendered in connection with employee benefit plan audits and consultations on accounting issues.

Taxes The Company did not engage PricewaterhouseCoopers LLP to render professional services in connection with tax compliance or tax planning.

All Other Fees relate to services rendered that were not included in the above categories.

All audit-related services, tax services and other services in fiscal 2005 were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of audit, audit-related and tax services specifically described by the Audit Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved.

Board Recommendation and Shareholder Vote Required

The Board of Directors recommends a vote FOR ratification of the selection of the independent registered public accounting firm.  Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock represented and voted at the Meeting.  Shares held by persons who abstain from voting on the proposal and broker “non-votes” will not be counted for any purpose in determining whether this matter has been approved.

AUDIT COMMITTEE REPORT

Under the Charter of the Audit Committee of the Board of Directors, the Audit Committee is responsible for assisting the Board of Directors in the oversight of the accounting and financial reporting processes of the Company and its subsidiaries. In particular, the Audit Committee assists the Board of Directors in overseeing (i) the integrity of the Company’s financial statements and the effectiveness of the Company’s systems of internal accounting and financial controls, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent registered public accounting firm, (iv) the performance of the Company’s internal auditor function and independent registered public accounting firm and (v) the annual independent audit of the Company’s financial statements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm retained by the Company.

The Audit Committee of the Board of Directors of the Company consists of three non-employee directors who are “independent” as defined in the corporate governance listing standards of the NYSE.  The Audit Committee operates under a written charter, amended by the Board in May 2004.  The amended Audit Committee charter is posted on the Company’s Web site at www.christopherandbanks.com — under “Our Business” select the “Investor Relations” link and then the “Corporate Governance” link.  No member of the Audit Committee is, or has been within the last three years, an officer of the Company or employed or affiliated with PricewaterhouseCoopers LLP. No member of the Audit Committee has any relationship with the Company that, in the opinion of the Board of Directors, would interfere with his independence from management and the Company.

As more fully described in its charter, the Audit Committee appoints and retains the Company’s independent registered public accounting firm and oversees the quality and integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and the Company’s financial reporting processes on behalf of the Board.   The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

In carrying out its oversight responsibilities, the Audit Committee is not itself responsible for the planning or conduct of audits or for any determination that the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles. The Audit Committee recognizes that management has the responsibility for the Company’s financial statements and the Company’s independent registered public accounting firm has the responsibility to audit such financial statements in accordance with generally accepted auditing standards.

Audit Committee Activities

In discharging its oversight responsibilities, the Committee has met and held discussions with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP.  The Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  The Company’s independent auditors also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed the independence of PricewaterhouseCoopers LLP with representatives of that firm. The Audit Committee also considered whether the provision of any nonaudit services was compatible with maintaining the independence of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.  The Audit Committee also reviewed with PricewaterhouseCoopers LLP and management significant developments in accounting rules.

Based upon the Committee’s discussion with management and PricewaterhouseCoopers LLP and the Committee’s review of the representations of management and the report of PricewaterhouseCoopers LLP, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended February 26, 2005 filed with the Securities and Exchange Commission.

Members of the Audit Committee

Robert Ezrilov, Chairman
Larry C. Barenbaum
Donald D. Beeler

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of May 23, 2005:  (i) by each of the executive officers included in the Summary Compensation Table set forth under the caption “Executive Compensation;” (ii) by each director; (iii) by all directors and executive officers of the Company as a group; and (iv) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock.

Beneficial Owner	Number of Shares Beneficially Owned		Percent of Shares Beneficially Owned

Officers and Directors (1)
William J. Prange	920,719	(2)	2.5%
Joseph E. Pennington	568,124	(2)	1.6%
Ralph C. Neal	381,163	(2)	1.1%
Matthew Dillon	19,000	(3)	*
Andrew K. Moller	492,801	(2)	1.4%
Kathryn R. Gangstee	144,000	(2)	*
James J. Fuld, Jr.	183,833	(2)	*
Donald D. Beeler	73,970	(2)	*
Larry C. Barenbaum	72,970	(2)	*
Anne L. Jones	135,074	(2)	*
Robert Ezrilov	111,940	(2)	*

All directors and executive officers as group (11 persons)	3,103,594	(2)	8.3%

5% Shareholders

Columbia Wanger Asset Management, L.P.	5,218,250	(4)	14.6%
T. Rowe Price Associates, Inc.	4,042,662	(5)	11.3%

*Less than 1%

(1)       The business address for all individuals is 2400 Xenium Lane North, Plymouth, MN 55441

(2)       Includes the following number of shares purchasable by the indicated individuals and group within 60 days from the date hereof pursuant to the exercise of outstanding stock options:  Mr. Prange, 515,824 shares; Mr. Pennington, 233,643 shares; Mr. Neal, 267,904 shares; Mr. Moller, 78,500 shares; Ms. Gangstee, 114,000 shares; Mr. Fuld, 73,970 shares; Mr. Beeler, 53,970 shares; Mr. Barenbaum, 61,470 shares; Ms. Jones, 111,940 shares; Mr. Ezrilov, 111,940 shares; and all directors and executive officers as a group, 1,623,161 shares.

(3)       Includes the following shares of restricted stock that are subject to future vesting conditions and therefore cannot be transferred:  Mr. Dillon, 19,000 shares.

(4)       According to the Schedule 13G filed on February 7, 2005 with the SEC, Columbia Wanger Asset Management, L.P. is an investment advisor which acquired the shares on behalf of its clients, including Columbia Acorn Trust. Columbia Wanger Asset Management, L.P. and its general partner, WAM Acquisition GP, Inc., share voting power and dispositive power over 5,218,250 shares.  Columbia Acorn Trust shares voting power and dispositive power over 4,136,750 shares. The address of Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(5)       According to the Schedule 13G filed on February 15, 2005 with the SEC, T. Rowe Price Associates, Inc. is an investment advisor to T. Rowe Price New Horizons Fund, Inc.  T. Rowe Price Associates, Inc. has sole voting power over 908,675 shares and sole dispositive power over 4,042,662 shares.  T. Rowe Price New Horizons Fund, Inc. has sole voting power over 2,000,000 shares.  The address of T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

DIRECTOR COMPENSATION

Compensation of Directors

Compensation of the Company’s directors is reviewed and determined by the Compensation Committee on an annual basis, with consideration given to industry comparisons of directors’ compensation.  A portion of director compensation is linked to the Company’s stock performance in the form of annual stock option grants.  Employee directors do not receive compensation for their services as directors.

In fiscal 2005, the Company compensated directors who are not employed by the Company $25,000 per year, payable quarterly, plus expenses.  Committee members received $1,000 per year for each committee on which they served.  Committee chairpersons received $4,000 per year.

The directors received family prescription drug benefits in fiscal 2005.  The following prescription drug costs were paid by the Company:  Mr. Barenbaum, $15,707; Mr. Beeler, $13,304; Mr. Ezrilov, $10,609; Mr. Fuld, $4,292; and Ms. Jones, $3,572.

On July 28, 2004, the Company granted each director an option to purchase 18,000 shares of Common Stock at an exercise price of $15.89 per share under the 2002 Non-Employee Director Stock Option Plan.

The Company’s Bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law.  Pursuant to these Bylaw provisions, the Company has entered into indemnity contracts with its directors and certain of its officers.

2002 Non-Employee Director Stock Option Plan

On April 11, 2002, the Board of Directors of the Company adopted the 2002 Non-Employee Director Stock Option Plan (the “2002 Director Plan”).

The 2002 Director Plan provides for the granting of options (“Director Options”) to purchase Common Stock to each member of the Board of Directors who is not an employee of the Company (each, a “Non-Employee Director”).  The amount, timing and other material terms of the Director Options are fixed under the 2002 Director Plan.  Each Non-Employee Director who is serving on the Board of Directors as of the date immediately following each annual meeting of shareholders will receive a Director Option to purchase 18,000 shares of Common Stock.  The aggregate number of shares of the Company’s Common Stock authorized to be issued under the 2002 Director Plan is 315,000, subject to adjustment in the event of a change in capitalization of the Company.  The exercise price of each Director Option will be equal to the fair market value of the underlying shares as of the grant date of such Director Option.  The ordinary term of each Director Option is five years, but a Director Option may terminate sooner if the Non-Employee Director ceases to serve on the Board.

The 2002 Director Plan provides that if there is any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, recapitalization, reorganization or combination of shares or other similar event, then appropriate adjustments shall be made to the number of and/or class of securities for which automatic grants of Director Options are to be subsequently made to each newly-elected or continuing non-employee director, as well to the purchase price per share relating thereto; provided, however, in no event shall an annual grant of a Director Option exceed 22,000 shares of Common Stock. The 2002 Director Plan is administered by the Board of Directors.  Unless previously terminated by or with the approval of the Board of Directors, the 2002 Director Plan will terminate on April 10, 2012.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

Decisions and recommendations regarding the compensation of the Company’s executives are made by a three member Compensation Committee (the “Committee”) composed entirely of “independent” directors as defined in the corporate governance listing standards of the NYSE.  The Committee has responsibility to review, establish and change compensation programs for the Company’s officers to most accurately reflect the current needs of the Company and best measure and reward the performances of its executives.  The following is a report of the Compensation Committee of the Company describing the compensation policies and rationale applicable to the Company’s executive officers with respect to the compensation paid to such executive officers for the year ended February 26, 2005.

To the Board of Directors:

Compensation Philosophy

The Company’s executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder value by achieving strategic Company goals.  The Committee attempts to balance short and long-term considerations in appropriately rewarding individuals who are responsible for the Company’s profitability, growth and enhancement of shareholder value.  Compensation for executive officers consists of: (i) base salary, (ii) an annual cash incentive award, and (iii) a long-term incentive, through a stock incentive plan.  The Committee strongly believes that management’s compensation should be structured to emphasize the relationship between pay and performance by placing a meaningful portion of compensation at risk and subject to the achievement of financial goals and objectives.  Additionally, such qualitative factors as leadership skills, planning initiatives, technical skills, and employee development have been deemed to be important factors to take into account in considering levels of compensation.

Components of Compensation

Base Salary – Compensation levels for each of the Company’s executive officers, including the Chief Executive Officer, are generally set within the range of salaries that the Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at similar companies.  In setting compensation levels, the Committee takes into account such factors as (i) the Company’s past financial performance and future expectations, (ii) individual performance and experience, (iii) competitive pressures to retain key employees and (iv) past salary levels.  The Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Company’s long-term goals and strategies. Generally, salary decisions for the Company’s executive officers are adjusted as specified in employment agreements or are made near the beginning of each fiscal year.

Cash Incentive Awards - To encourage performance and to provide a direct link with executive compensation, the Company pays annual cash bonuses in accordance with the Company’s bonus plans.  Under the bonus plans, senior executive bonuses are primarily based on the Company’s performance as measured against an annual pre-tax, pre-bonus earnings target set by the Committee.

Long-Term Incentive Compensation - The Committee believes that providing executive officers and key employees with an opportunity to acquire stock ownership provides an incentive for them to make decisions which are in the long-term best interest of the Company.  In determining stock option grants and restricted stock awards, the Committee considers the executive’s current equity incentive program; his or her contribution to the Company’s performance and anticipated future contributions toward meeting the Company’s long-term strategic goals; and competitive industry practice.

Chief Executive Officer’s Fiscal 2005 Compensation

The Compensation Committee reviews the total compensation for the Company’s Chairman and Chief Executive Officer annually and is responsible for establishing the compensation level and benefits for the Chief Executive Officer. The Compensation Committee believes that a portion of the target compensation for the Chief Executive Officer should be represented by incentive, performance-based compensation that is payable only if the Company achieves its financial objectives. As a result, a portion of Mr. Prange’s annual cash compensation and long-term compensation is performance-based.

Salary.  Mr. Prange’s fiscal 2005 base salary was established by the terms of his employment agreement, which was entered into with the Company on March 1, 2000 and amended and restated on March 1, 2002 and provided for an annual base salary of $900,000 in fiscal 2005.  Mr. Prange’s fiscal 2005 annual base salary represented an increase of 12.5% over his fiscal 2004 base salary of $800,000.

Bonus.  The annual incentive bonus portion of Mr. Prange’s compensation is awarded under the 2001 Senior Executive Incentive Plan which is based on a formula which compares actual pre-tax, pre-bonus earnings to the Company’s pre-tax, pre-bonus target earnings as determined on an annual basis by the Compensation Committee.  Mr. Prange did not receive a bonus for fiscal 2005.

Stock Awards.  Mr. Prange was not granted any stock options in fiscal 2005.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended.  Section 162(m) limits deductions for certain executive compensation in excess of $1,000,000 in any given year.  Certain types of compensation are deductible only if performance criteria are specified in detail and payments are contingent on shareholder approval of the compensation arrangement.  The Company believes that it is in the best interests of its shareholders to structure compensation arrangements to achieve deductibility under Section 162(m), except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.  The Committee will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted.  Since corporate objectives may not always be consistent with the requirements for full deductibility, the Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m).  Thus, deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

Members of the Compensation Committee

Anne L. Jones, Chairman
Larry C. Barenbaum
James J. Fuld, Jr.

Summary Compensation Table

The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company.

Summary Compensation Table

					Long-Term Compensation
	Annual Compensation
				Other	Securities
Name and Principal Position	Fiscal Year	Salary	Bonus	Annual Compensation	Underlying Options	All Other Compensation
		( $ )	( $ )(1)	( $ )(2)	( # )	( $ )(3)
William J. Prange	2005	900,000	—	—	—	61,441
Chairman and Chief	2004	800,000	—	—	375,000	61,341
Executive Officer	2003	700,000	935,679	—	—	58,488

Joseph E. Pennington	2005	520,000	—	—	—	10,652
President and Chief	2004	455,000	—	—	135,000	9,976
Operating Officer	2003	390,000	362,576	—	—	9,918

Ralph C. Neal	2005	485,000	—	—	—	3,024
Executive Vice President of	2004	420,000	—	—	135,000	2,754
Store Operations	2003	355,000	362,576	—	—	7,020

Andrew K. Moller	2005	290,000	—	—	—	4,100
Senior Vice President and	2004	265,000	—	—	60,000	4,000
Chief Financial Officer	2003	250,000	163,744	—	—	4,500

Kathryn R. Gangstee	2005	244,000	—	—	—	4,100
Senior Vice President and	2004	235,000	—	—	45,000	3,546
Division President -	2003	225,000	144,000	—	—	4,465
Christopher & Banks

(1)                                  Reflects bonus earned during the fiscal year.

(2)                                  In accordance with Securities and Exchange Rules, amounts that do not exceed the lesser of $50,000 or 10% of total annual salary and bonus, if any, have been omitted.

(3)                                  “All Other Compensation” includes the following amounts contributed by the Company during the fiscal year under the Company’s Retirement Savings Plan for each of the named officers:  $4,100, $4,000, and $4,500 for Mr. Prange in 2005, 2004 and 2003, respectively, $4,100, $4,000, and $4,500 for Mr. Pennington for 2005, 2004 and 2003, respectively,  $4,500 for Mr. Neal in 2003, respectively, $4,100, $4,000 and $4,500 for Mr. Moller for 2005, 2004 and 2003, respectively, and $4,100, $3,546, and $4,465 for Ms. Gangstee in 2005, 2004 and 2003, respectively.  Life insurance premiums were paid on behalf of each named executive officer in the amount of $57,341 for Mr. Prange, $6,552 for Mr. Pennington, and $3,024 for Mr. Neal in 2005, $57,341

for Mr. Prange, $5,976 for Mr. Pennington, and $2,754 for Mr. Neal in 2004, and $53,988 for Mr. Prange, $5,418 for Mr. Pennington, and $2,520 for Mr. Neal in 2003.

None of the named executive officers received options in fiscal 2005.

The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the value realized upon the exercise of options in fiscal 2005 and the year-end value of unexercised options.

Option Exercises and Value of Options at End of Fiscal 2005

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at End of Fiscal 2005 (#)		Value of Unexercised In-the-Money Options at End of Fiscal 2005 ($)(2)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
	(#)	($)(1)

William J. Prange	71,051	$1,065,950	515,824	517,500	$2,418,924	$595,499

Joseph E. Pennington	13,857	$116,221	233,643	168,750	$473,249	$297,749

Ralph C. Neal	13,346	$107,198	296,281	168,750	$1,206,627	$297,749

Andrew K. Moller	51,470	$698,446	78,500	53,500	$119,100	$119,100

Kathryn R. Gangstee	—	—	114,000	43,500	$476,399	$119,100

(1)                                  Calculated based on the closing price of the Company’s Common Stock on the exercise date less the exercise price.

(2)                                  Calculated based on the closing price of the Company’s Common Stock on February 26, 2005 of $16.60.

Employment and Other Agreements

On March 1, 2002, the Company amended and restated its employment agreements with Messrs. Prange, Pennington and Neal.  These employment agreements extend the terms of employment for Mr. Prange to March 1, 2007 and for Messrs. Pennington and Neal to March 1, 2006.  Under these employment agreements, the base salaries for Messrs. Prange, Pennington and Neal for fiscal 2006 are $900,000, $520,000 and $485,000, respectively.

Mr. Moller is employed under a three-year employment agreement which commenced on March 1, 2004 and provides for a base salary of $300,000 for fiscal 2006.

The foregoing employment agreements provide that each executive is entitled to certain severance benefits in the event that their employment is terminated by the Company “without cause” or by such executive following a “change of control” (both as defined in the employment agreements).  With respect to Messrs. Prange, Pennington, Neal and Moller, the executive would receive his salary for the longer of (i) the remaining term of the employment agreement or (ii) one year from notice of termination, less any cash compensation earned by the executive by other reemployment during the period.  Each of the employment agreements contains a covenant not to compete with the Company for (i) the period during which they receive severance benefits in the event of their termination by the Company “without cause” or at their election upon a “change of control,” and (ii) a period of one year in the event of their termination for any other reason.  The employment agreements also provide for the immediate vesting of unvested stock options in the event of a change of control.

Bonus Plans

Under the Company’s Senior Executive Incentive Plan and Management Bonus Plan (the “Bonus Plans”) certain key management employees of the Company, including all executive officers, are eligible to receive annual bonuses.  Bonuses are based on a formula which compares actual pre-tax, pre-bonus earnings to the Company’s targeted pre-tax, pre-bonus earnings as determined on an annual basis by the Compensation Committee.  In the event that actual pre-tax, pre-bonus earnings are less than or equal to the hurdle rate set by the Compensation Committee, no bonuses are paid by the Company.  In fiscal 2005, Mr. Prange, Mr. Pennington, Mr. Neal, Mr. Moller, and Ms. Gangstee did not earn a bonus.

Section 401(k) Plan

The Company has established the Christopher & Banks Corporation Retirement Savings Plan, a voluntary tax deferred retirement plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “401(k) Plan”).  Pursuant to the 401(k) Plan, eligible employees (employed at the Company for more than one year) may elect to contribute up to 25% of their compensation, subject to limitations under the Internal Revenue Code, to the 401(k) Plan.  The Company makes matching quarterly contributions of 50% of the first 3% of the participant’s pre-tax contributions and 25% of the next 3% of the participant’s pre-tax contributions.  Matching contributions vest at a rate of 25% per year.  Neither employee nor Company contributions to the 401(k) Plan are taxable to the employee until such amounts are distributed to the employee, and Company contributions are tax deductible by the Company at the time of contribution.  On January 1, 2004, the 401(k) Plan changed its plan year to the calendar year.  The Company made a contribution for calendar year ended December 31, 2004 in the amount of $550,694, including $4,100 on behalf of each of Mr. Prange, Mr. Pennington, Mr. Moller and Ms. Gangstee.

Equity Compensation Plan Information

The following table provides information regarding the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s equity  compensation plans as of May 23, 2005.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,756,455	$17.32	276,634

Equity compensation plans not approved by security holders	0	0	0
Total	3,756,455	$17.32	276,634

COMPARATIVE STOCK PERFORMANCE

The graph below compares the cumulative total shareholder return on the Common Stock of the Company (C&B) since February 26, 2000 to the cumulative total shareholder return of (i) the S&P 500 Index and (ii) the S&P Apparel Retail Index.  The comparisons assume $100 was invested on February 26, 2000 in the Company’s Common Stock, in the S&P 500 Index and the S&P Apparel Retail Index and assumes reinvestment of dividends, if any.  The information contained in this graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

COMPLIANCE WITH SECTION 16(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 as amended (the “Securities Act”) requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the “Commission”) and the New York Stock Exchange.  Such officers, directors and ten percent shareholders are also required by the Commission’s rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or representation from certain reporting persons that no Form 5’s were required for such persons, the Company believes that during the fiscal year ended February 26, 2005 all Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with, except for Mr. Prange who filed a late Form 4 on one occasion for a stock trade.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders of the Company may submit proposals that they believe should be voted on by the stockholders. The Commission has adopted regulations that govern the inclusion of such proposals in the Company’s proxy materials.

In accordance with Rule 14a-8 under the Exchange Act, any stockholder proposals intended to be presented at the 2006 Annual Meeting of Stockholders must be received by the Company no later than January 31, 2006 in order to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting.

The Company’s Bylaws provide that, in order for a stockholder to propose any matter for consideration at an annual meeting of the Company other than matters set forth in the Notice of Meeting, such stockholder must have given timely prior written notice to the Corporate Secretary of the Company of such stockholder’s intention to bring such business before the meeting.  Such notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including a brief description of the business the stockholder proposes to bring before the meeting, the reasons for conducting such business at the annual meeting, the name and address of the stockholder, the class and number of shares of Common Stock beneficially owned by such stockholder, and any material interest of such stockholder in the business so proposed.

Stockholders may recommend candidates for nomination to the Board of Directors for consideration by the Nominating and Corporate Governance Committee by submitting in writing the names and required supporting information described below to: Corporate Secretary, Christopher & Banks Corporation, 2400 Xenium Lane North, Plymouth, MN 55441. Such recommendation must contain certain information about the person whom the stockholder proposes to nominate and the stockholder giving the notice, including the name, age, address, occupation, and class and number of shares of Common Stock beneficially owned by the proposed nominee and the name, address and class and number of shares of Common Stock beneficially owned by such stockholder, together with a description of the proposed nominee’s qualifications, other relevant biographical data, and the written consent of the proposed nominee to serve, if elected. Section 11 of Article I of the Company’s Bylaws provides that, in order for a stockholder to nominate a person for election to the Board of Directors at an annual meeting of the Company, such stockholder must be a stockholder of record on the date the notice described above is given and on the record date for the annual meeting, and must have given timely prior written notice to the Corporate Secretary of the Company.

All the director candidates, including those recommended by stockholders, are evaluated on the same basis. The Nominating and Corporate Governance Committee will review any candidate recommended by the stockholders of the Company in light of the Committee’s criteria for selection of new directors. As part of this responsibility, the Committee shall be responsible for conducting, subject to applicable law, any inquiries into the background and qualifications of any candidate for the Board of Directors and such candidate’s compliance with the independence and other qualification requirements established by the Committee in accordance with the Company’s Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee will consider (in consultation with the Chairman of the Board) and recruit candidates to fill positions on the Board, including vacancies resulting from the removal, resignation or retirement of any Director, an increase in the size of the Board of Directors or otherwise. In considering potential nominees to the Board, the Nominating and Corporate Governance Committee evaluates each potential candidate against its then-current criteria for selecting new directors, which reflect at a minimum any requirements of applicable law or listing standards, as well as consideration of a candidate’s strength of character, judgment, business experience, specific areas of expertise, factors relating to the composition of the Board (including its size and structure) and principles of diversity. In addition, the Nominating and Corporate Governance Committee will consider each potential candidate in light of the core competencies that the Committee believes should be represented on the Board of Directors and will also consider the mix of directors and their individual skills, experiences and diverse perspectives, to ensure that the composition of the Board is appropriate to carry out its purposes.

The Company’s Nominating and Corporate Governance Committee is also authorized, at the Company’s expense, to retain search firms to identify candidates, including for purposes of performing “background reviews” of potential candidates. The Committee provides guidance to search firms it retains about the particular qualifications the Board is then seeking.

OTHER MATTERS

A copy of the Company’s Annual Report on Form 10-K for the year ended February 26, 2005, is included with this Proxy Statement.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given.  In voting by proxy in regard to the election of the three Class 2 directors to serve until the 2008 Annual Meeting of Shareholders, shareholders may vote in favor of the nominees or withhold their votes as to the nominees or withhold their votes as to specific nominees.  With respect to other items to be voted upon, shareholders may vote in favor of the item or against the item or may abstain from voting.  Shareholders should specify their choices on the enclosed Proxy.  Any Proxy in which no direction is specified will be voted in favor of each of the matters to be considered.

The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting.  Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

By Order of the Board of Directors,

/s/ William J. Prange
William J. Prange
Chairman of the Board and Chief Executive Officer

June 15, 2005
Minneapolis, Minnesota

APPENDIX A

CHRISTOPHER & BANKS CORPORATION

2005 STOCK INCENTIVE PLAN

1.                                      Purpose.   The purpose of the Christopher & Banks Corporation 2005 Stock Incentive Plan is to further align the interests of employees, officers and consultants with those of the shareholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its shareholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2.                                      Definitions.   Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

“Affiliate” means (i) any entity that would be treated as an “affiliate” of the Company for purposes of Rule 12b-2 under the Exchange Act and (ii) any joint venture or other entity in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.

“Award” means an award of a Stock Option, Stock Appreciation Right or Restricted Stock Award granted under the Plan.

“Award Agreement” means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Committee” means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer the Plan.

“Company” means Christopher & Banks Corporation, a Delaware corporation.

“Date of Grant” means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

“Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

“Eligible Person” means any person who is an employee, officer or consultant of the Company or any Affiliate, or any person to whom an offer of employment with the Company or any Affiliate is extended, as determined by the Committee, but excluding any person who is a Non-Employee Director.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of a given date shall be the closing sale price of a share of Common Stock as reported on the New York Stock Exchange on such date or, if the shares are not traded on the New York Stock Exchange on such date, on the most recent preceding date when the shares were so traded. If Common Stock is not listed on the
New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means any member of the Board who is not an employee of the Company.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Performance Award” means a Restricted Stock Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and described in Section 9 hereof.

“Performance Goal” means one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis:  revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation.  Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria

“Plan” means Christopher & Banks Corporation 2005 Stock Incentive Plan as set forth herein, as amended from time to time.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement.

“Service” means a Participant’s employment with the Company or any Affiliate or a Participant’s service as a consultant to the Company or any Affiliate, as applicable.

 “Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Substantial Risk of Forfeiture” has the meaning ascribed to that term in Section 409A of the Code and Department of Treasury guidance issued thereunder.

3.                                      Administration.

3.1                                 Committee Members.   The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. Each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the New York Stock Exchange, (ii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iii) an “outside director” under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2                                 Committee Authority.   The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the

Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3                                 Delegation of Authority.   The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

4.                                      Shares Subject to the Plan.

4.1                                 Maximum Share Limitations.   Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock that may be issued and sold under all Awards granted under the Plan shall be 800,000 shares. Of such aggregate Plan limit, the maximum number of shares of Common Stock that may be issued as Incentive Stock Options under the Plan shall be limited to 800,000 shares.  Each of the foregoing numerical limitations stated in this Section 4.1 shall be subject to adjustment in accordance with the provisions of Section 4.3. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the Award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Any Awards or portions thereof that are settled in cash and not in shares of Common Stock shall not be counted against the foregoing maximum share limitations.

4.2                                 Individual Participant Limitations (Code § 162(m).   The maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights in the aggregate may be granted to any one Participant during any calendar year shall be 98,700 shares. The maximum number of shares of Common Stock with respect to which Awards of Restricted Stock may be granted to any one Participant during any calendar year shall be 49,300 shares. Each of the foregoing numerical limitations stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.3.

4.3                                 Adjustments.   If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4.1 and Section 4.2 hereof, (ii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards, and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

5.                                      Participation and Awards.

5.1                                 Designations of Participants.   All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2                                 Determination of Awards.   The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment. To the extent deemed necessary by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 13.1 hereof.

6.                                      Stock Options.

6.1                                 Grant of Stock Options.   A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.8 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2                                 Exercise Price.   The exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the Date of Grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

6.3                                 Vesting of Stock Options.   The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion.

6.4                                 Term of Stock Options.   The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. Except as otherwise provided in this Section 6 or as otherwise may be provided by the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Affiliates.

6.5                                 Termination of Service.   Subject to Section 6.8 hereof with respect to Incentive Stock Options, the Stock Option of any Participant whose Service with the Company or one of its Affiliates is terminated for any reason shall terminate on the earlier of (A) the date that the Stock Option expires in accordance with its terms or (B) unless otherwise provided in an Award Agreement, and except for termination for cause (as described in Section 11.2 hereof), the expiration of the applicable time period following termination of Service, in accordance with the following: (i) twelve (12) months if Service ceased due to Disability, (ii) twelve (12) months if the Participant died while in the Service of the Company or any of its Affiliates, or (iii) three (3) months if Service ceased for any other reason. During the foregoing applicable period, except as otherwise specified in the Award Agreement or in the event Service was terminated by the death of the Participant, the Stock Option may be exercised by such Participant in respect of the same number of shares of Common Stock, in the same manner, and to the same extent as if he or she had remained in the continued Service of the Company or any Affiliate during the first three (3) months of such period; provided that no additional rights shall vest after such three (3) months. The Committee shall have authority to determine in each case whether an authorized leave of absence shall be deemed a termination of Service for purposes hereof, as well as the effect of a leave of absence on the vesting and exercisability of a Stock Option. Unless otherwise provided by the Committee, if an entity ceases to be an Affiliate of the Company or otherwise ceases to be qualified under the Plan or if all or substantially all of the assets of an Affiliate of the Company are conveyed (other than by encumbrance), such cessation or action, as the case may be, shall be deemed for purposes hereof to be a termination of the Service.

6.6                                 Stock Option Exercise; Tax Withholding.   Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding tax. Payment of the exercise price shall be made in the manner set forth in the Award Agreement, unless otherwise provided by the Committee: (i) in cash or by cash equivalent acceptable to the Committee, (ii) by payment in shares of Common Stock that have been held by the Participant for at least six (6) months (or such period as the Committee may deem appropriate, for accounting purposes or otherwise) valued at the Fair Market Value of such shares on the date of exercise, (iii) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (iv) by a combination of the methods described above or (v) by such other method as may be approved by the Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.7                                 Limited Transferability of Nonqualified Stock Options.   All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 12.2 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 12.2 hereof.

6.8                                 Additional Rules for Incentive Stock Options.

(a)                                  Eligibility.   An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation §1.421-7(h) with respect to the Company or any Affiliate that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b)                                 Annual Limits.   No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking stock options into account in the order in which granted.

(c)                                  Termination of Employment.   An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(d)                                 Other Terms and Conditions; Nontransferability.   Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Stock Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(e)                                  Disqualifying Dispositions.   If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

(f)                                    Repricing Prohibited.   Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or otherwise approve any modification to such a Stock Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the
New York Stock Exchange.

7.                                      Stock Appreciation Rights.

7.1                                 Grant of Stock Appreciation Rights.   A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Committee, provided that the Committee may accelerate the exercisability or payment of a Stock Appreciation Right at any time.

7.2                                 Freestanding Stock Appreciation Rights.   A Stock Appreciation Right may be granted without any related Stock Option and may be subject to such vesting and exercisability requirements as specified by the Committee in an Award Agreement. Such vesting and exercisability requirements may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the Date of Grant.

7.3                                 Tandem Stock Option/Stock Appreciation Rights.   A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to such Stock Option/Stock Appreciation Right, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

7.4                                 Payment of Stock Appreciation Rights.   A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of Section 409A of  the Code, payment of the amount determined under the foregoing shall be made solely in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, subject to applicable tax withholding requirements.

7.5                                 Repricing Prohibited.   Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

8.                                      Restricted Stock Awards.

8.1                                 Grant of Restricted Stock Awards.   A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2                                 Vesting Requirements.   The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award at any time. Such vesting requirements may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion which constitute a Substantial Risk of Forfeiture. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

8.3                                 Restrictions.   Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4                                 Rights as Shareholder.   Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting or other payment of the Restricted Stock Award.

8.5                                 Section 83(b) Election.   If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

8.6                                 Compliance With Code Section 409A.  Restricted Stock Awards shall be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code.

9.                                      Section 162(m) Performance-Based Awards.

9.1                                 Establishment of Performance Goals. For purposes of Restricted Stock Awards granted under the Plan that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code  (a “Performance Award”), such Performance Awards shall, to the extent required by Section 162(m) of the Code, be conditioned solely on the achievement of one or more objective Performance Goals.  Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The applicable Performance Goals and specific targets thereunder must be established and approved by the Committee during the first ninety (90) days of the performance period (and, in the case of performance periods of less than one year, in no event after twenty-five percent (25%) or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.  Performance Goal targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets.

9.2                                 Committee Certification. Before any Performance Award under this Section 9, the Committee must certify in writing that the performance target(s) and any other material terms of the Performance Award were in fact timely satisfied.

9.3                                 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new Performance Awards shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth (5th) year following the year in which the Company’s stockholders first approve this Plan.

10.                               Change in Control.

10.1                           Effect of Change in Control.   Except to the extent an Award Agreement provides for a different result (in which case the Award Agreement will govern and this Section 10 of the Plan shall not be applicable), notwithstanding anything elsewhere in the Plan or any rules adopted by the Committee pursuant to the Plan to the contrary, if a Triggering Event shall occur within the twelve (12) month period beginning with a Change in Control of the Company, then, effective immediately prior to such Triggering Event, (i) each outstanding Stock Option and Stock Appreciation Right, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, and (ii) each Restricted Stock Award shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse.

10.2                           Definitions.

(a)                                  Cause.   For purposes of this Section 10, the term “Cause” shall mean a determination by the Committee that a Participant (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Participant’s duties to the Company or an Affiliate or (iii) has committed a material breach of any written agreement with the Company or any Affiliate with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. Subject to the first sentence of Section 10.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or any Affiliate that defines a termination on account of “Cause” (or a term having similar meaning), such definition shall apply as the definition of a termination on account of “Cause” for purposes hereof, but only to the extent that such definition provides the Participant with greater rights. A termination on account of Cause shall be communicated by written notice to the Participant, and shall be deemed to occur on the date such notice is delivered to the Participant.

(b)                                 Change in Control.   For purposes of this Section 10, a “Change in Control” shall be deemed to have occurred upon:

(i)                                     the occurrence of (A) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a percentage of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”) (but excluding (1) any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company), (2) any acquisition by the Company or an Affiliate and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate) (an “Acquisition”) that is thirty percent (30%) or more of the Company Voting Securities; and (B) the termination of employment, within six (6) months following the Acquisition, of the individual who is the Chief Executive Officer of the Company immediately prior to the Acquisition, for any reason other than death, Disability, Cause, or voluntary resignation (but excluding any termination that constitutes a Constructive Termination or any resignation that was requested by the Board or any such Person (or its employees or representatives) that completes an Acquisition);

(ii)                                  at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary retirement) to constitute a majority thereof;

(iii)                               an Acquisition that is fifty percent (50%) or more of the Company Voting Securities;

(iv)                              the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger, consolidation, or reorganization that would result in the Persons who are beneficial owners of the Company Voting Securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power of the Company Voting Securities (or the voting securities of the surviving entity) outstanding immediately after such merger, consolidation or reorganization;

(v)                                 the sale or other disposition of all or substantially all of the assets of the Company;

(vi)                              the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(vii)                           the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

(c)                                  Constructive Termination.   For purposes of this Section 10, a “Constructive Termination” shall mean a termination of employment by a Participant within sixty (60) days following the occurrence of any one or more of the following events without the Participant’s written consent (i) any reduction in position, title (for Vice Presidents or above), overall responsibilities, level of authority, level of reporting (for Vice Presidents or above), base compensation, annual incentive compensation opportunity, aggregate employee benefits or (ii) a request that the Participant’s location of employment be relocated by more than fifty (50) miles. Subject to the first sentence of Section 10.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or any Affiliate (or a successor entity) that defines a termination on account of “Constructive Termination,” “Good Reason” or “Breach of Agreement” (or a term having a similar meaning), such definition shall apply as the definition of “Constructive Termination” for purposes hereof in lieu of the foregoing, but only to the extent that such definition provides the Participant with greater rights. A Constructive Termination shall be communicated by written notice to the Committee, and shall be deemed to occur on the date such notice is delivered to the Committee, unless the circumstances giving rise to the Constructive Termination are cured within five (5) days of such notice.

(d)                                 Triggering Event.   For purposes of this Section 10, a “Triggering Event” shall mean (i) the termination of Service of a Participant by the Company or an Affiliate (or any successor thereof) other than on account of death, Disability or Cause, (ii) the occurrence of a Constructive Termination or (iii) any failure by the Company (or a successor entity) to assume, replace, convert or otherwise continue any Award in connection with the Change in Control (or another corporate transaction or other change effecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect changes in the Common Stock pursuant to Section 4.3 hereof.

10.3                           Excise Tax Limit.   In the event that the vesting of Awards together with all other payments and the value of any benefit received or to be received by a Participant would result in all or a portion of such payment being subject to the excise tax under Section 4999 of the Code, then the Participant’s payment shall be either (i) the full payment or (ii) such lesser amount that would result in no portion of the payment being subject to excise tax under Section 4999 of the Code (the “Excise Tax”), whichever of the foregoing amounts, taking into account the applicable Federal, state, and local employment taxes, income taxes, and the Excise Tax, results in the receipt by the Participant, on an after-tax basis, of the greatest amount of the payment notwithstanding that all or some portion of the payment may be taxable under Section 4999 of the Code. All determinations required to be made under this Section 10 shall be made by a nationally recognized accounting firm (the “Accounting Firm”). The Company shall cause the Accounting Firm to provide detailed supporting calculations of its determinations to the Company and the Participant. All fees and expenses of the Accounting Firm shall be borne solely by the Company. The Accounting Firm’s determinations must be made with substantial authority (within the meaning of Section 6662 of the Code). For the purposes of all calculations under Section 280G of the Code and the application of this Section 10.3, all determinations as to present value shall be made using one hundred percent (120%) of the applicable Federal rate (determined under Section 1274(d) of the Code) compounded semiannually, as in effect on April 7, 2005.

11.                               Forfeiture Events.

11.1                           General.   The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

11.2                           Termination for Cause.   Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment with the Company or any Affiliate shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant’s right to any further payments, vesting or exercisability with respect to any Award in its entirety. In the event a Participant is party to an employment (or similar) agreement with the Company or any Affiliate that defines the term “cause,” such definition shall apply for purposes of the Plan. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment for cause, the Company may suspend the Participant’s rights to exercise any option, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for “cause” as provided in this Section 11.2.

12.                               General Provisions.

12.1                           Award Agreement.   To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.  The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

12.2                           No Assignment or Transfer; Beneficiaries.   Except as provided in Section 6.7 hereof, Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may to the extent permitted by the Award Agreement be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

12.3                           Deferrals of Payment.   The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

12.4                           Rights as Shareholder.   A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

12.5                           Employment or Service.   Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person any right to continue in the Service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates to terminate the Participant’s employment or other service relationship for any reason at any time.

12.6                           Securities Laws.   No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

12.7                           Tax Withholding.   The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

12.8                           Unfunded Plan.   The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

12.9                           Other Compensation and Benefit Plans.   The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

12.10                     Plan Binding on Transferees.   The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

12.11                     Severability.   If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.12                     Foreign Jurisdictions.   The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

12.13                     Substitute Awards in Corporate Transactions.   Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

12.14                     Governing Law.   The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

13.                               Effective Date; Amendment and Termination.

13.1                           Effective Date.   The Plan shall become effective following its adoption by the Board and its approval by the Company’s shareholders on the date of the 2005 Annual Meeting of Shareholders. The term of the Plan shall be ten (10) years from the date of adoption by the Board, subject to Section 13.3 hereof.

13.2                           Amendment.   The Board may at any time and from time to time and in any respect, amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

13.3                           Termination.   The Plan shall terminate on April 7, 2015, which is the tenth (10th) anniversary of the date of its adoption by the Board. The Board may, in its discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

Please detach here

1. ELECTION OF DIRECTORS:	Class 2 Nominees	☐	Vote FOR	☐	Vote WITHHELD
01 Joseph E. Pennington	all nominees	from all nominees
02 Larry C. Barenbaum	(except as marked)
03 Donald D. Beeler

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the Company’s 2005 Stock Incentive Plan.

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF	☐	For	☐	Against	☐	Abstain
PRICEWATERHOUSECOOPERS LLP as the Company’s independent
registered public accounting firm for the Company’s current fiscal year.

4.	In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3

Receipt of Notice of Annual Meeting of Shareholders, Annual Report on Form 10-K for the year ended February 26, 2005 and Proxy Statement dated June 15, 2005 is hereby acknowledged by the undersigned.

Address Change? Mark Box	☐	Dated: _______________________, 2005
Indicate changes below:

Signature(s) on Box

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appear herein are return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both shareholders should sign.

CHRISTOPHER & BANKS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

July 27, 2005

CHRISTOPHER & BANKS CORPORATION	proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints William J. Prange and Andrew K. Moller, and each of them, with full power of substitution as proxies and agents (the “Proxy Agents”) in the name of the undersigned, to attend the Annual Meeting of Shareholders of Christopher & Banks Corporation (the “Company”) to be held at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota on Wednesday, July 27, 2005 at 3:00 p.m. Central Time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows.

See reverse for voting instructions.